© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. CONFIDENTIAL Transforming financial services for the better. © 20 2 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Third Quarter Review November 2022 Exhibit 99.2

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 2 Disclaimer Information in this presentation and the accompanying oral presentation, including any statements regarding MeridianLink’s customer data and other metrics, is based on data and analyses from various sources as of December 31, 2021, unless otherwise indicated. Information in this presentation and the accompanying oral presentation contain forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward- looking statements generally relate to future events or our future financial or operating performance. All statements other than statements of historical fact included in this presentation and the accompanying oral presentation, including statements regarding, and guidance with respect to, our strategy, future operations, financial position, projected costs, projected long-term operating model, our future financial and operational performance, prospects, market size and growth opportunities, future economic conditions, competitive position, strategic initiatives, development or delivery of new or enhanced solutions, technological capabilities, plans, and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These risks and uncertainties include our ability to obtain, retain, and expand our customers; our ability to attract new customers; our future financial performance, including trends in revenue, costs of revenue, gross profit or gross margin, operating expenses, and number of customers; our ability to achieve or maintain profitability; our strategic initiatives, including anticipated benefits and integration of an acquisition; the potential benefits of our migration to the public cloud; our stock repurchase program, including the execution and amount of repurchases; the demand for our products or for our solutions; our ability to compete successfully in competitive markets; our ability to respond to rapid technological changes; and our ability to continue to innovate and develop new products; as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2021, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. This presentation includes trademarks, which are protected under applicable intellectual property laws and are the property of MeridianLink, Inc. or its subsidiaries. This presentation also contains trademarks, service marks, copyrights, and trade names of other companies, which are the property of their respective owners and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and products of MeridianLink. Solely for convenience, trademarks and trade names may appear without the ® or ™ symbols, but such references are not intended to indicate that, with respect to our intellectual property, we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks and trade names.

MeridianLink at a Glance

A leading provider of cloud-based software solutions for financial institutions

- Provider of SaaS-based lending, credit data and account opening solutions to financial institutions
- #54 on the IDC Global FinTech 100[1]
- 741 US-based employees[2]
- Headquartered in Costa Mesa, CA
- Founded in 1998
- Accelerating platform adoption and capabilities through recently completed acquisitions

STREET SHARES

openclose
Reimagining Mortgage Technology

Growth and Scale

$281.5M	$197.0M	$84.5M
Total Revenue	Lending Solutions Revenue	Data Verification Solutions Revenue
9%	16%	(3)%
Growth	Growth	Growth

Predictable, Recurring & Attractive Margin Profile

87%	71%	40%
Subscription Fee Revenue	Adj. Gross Margin[3]	Adj. EBITDA Margin[3]

Note: Financial data as of the LTM period ending September 30, 2022.
(1) Source: 2022 IDC FinTech Rankings Top 100, as of September 2022
(2) As of September 30, 2022.
(3) Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin, please refer to the Appendix.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink
3

Our Story

Successfully expanded solutions offerings and client base, achieving a strong track record of growth throughout our operating history

1998 – 2005 Early Years

- Founded in 1998
- Released **Mortgage Credit Link™**
- Launched **MeridianLink Consumer and MeridianLink Mortgage**

2006 – 2008 Growth During Recession

- Continued volume growth through increased deposits and new product
- Launched **MeridianLink Opening**

2009 – 2018 Organic Growth

- Addition of new clients and increasing volumes
- Established foundation for Partner Marketplace

2018-2021 Accelerated Growth

- Thoma Bravo acquisition and CRIF US merger
- Strong revenue and Adj. EBITDA growth during COVID-19
- Launched **MeridianLink Portal**, **MeridianLink Insight** and **MeridianLink Collect**
- Drove platform adoption and capabilities through TCI, TazWorks, and Saylent acquisitions
- Initial Public Offering on July 28, 2021
- Roll out of **MeridianLink One** to integrate all lending products and simplify cross-sell

2022+ Future Growth

- Solidify competitive positioning in small business and mortgage lending via the StreetShares and OpenClose acquisitions
- Expand Go To Market and strategic partnerships to drive cross-sell growth
- Strengthen executive leadership team to increase capacity to execute on growth initiatives
- Complete full cloud migration to drive enhanced capacity, flexibility and security
- Accelerate time to revenue

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink

4

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 5 • Implement systems and processes that are focused on consumer experience and increasing transaction volumes • Define product direction and how to bring capabilities to customers • Build sales and marketing structure and messaging to the market to increase new logo additions • Pursue unrealized upsell and cross-sell in existing client base • Actively build and manage Partner Marketplace relationships Comprehensive Scalable Strategy Rise of SaaS High-quality Customer Base Comprehensive Product Suite 1 2 4 3 5 Digital Lending Tailwinds

Experienced Team of Software Executives

Senior management team with a proven ability to execute



Nicolaas Vlok
Chief Executive Officer
25+ years of experience



Sean Blitchok
Chief Financial Officer
20+ years of experience



Tim Nguyen
Chief Strategy Officer & Co-Founder
20+ years of experience



Devesh Khare
Chief Product Officer
15+ years of experience



Alan Arnold
Chief Operating Officer
25+ years of experience



Charlie Lee
Chief Marketing Officer
25+ years of experience



Chris Maloof
President, Go to Market
15+ years of experience



Doug Piper
Chief of Staff
25+ years of experience



Nathaniel Barnes
Chief Technology Officer
15+ years of experience



Liz Rieveley
Chief People Officer
15+ years of experience



Kayla Dailey
General Counsel and Secretary
15+ years of experience



Richard Scheig
Chief Sales Officer
20+ years of experience

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink
6

Digital Lending Acceleration Has Been Dramatic

Consumer lending is at the forefront of a 10+ year digitalization opportunity

COVID-19 fast-tracked the consumer adoption to digital

- Growth in Digital Transactions
- Accelerated Growth vs. pre-COVID
- Substantial Expected Future YoY Increases



100%
0%
Digital Adoption Curve
ILLUSTRATIVE
Mortgage Lending
Consumer Lending
Continued digital growth expected as laggards follow the market trends
Innovators
Early Adopters
Early Majority
Late Majority
Laggards

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink
7

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 8 Large TAM with Significant Runway LEVEL 01 LEVEL 02 LEVEL 03 LEVEL 04 LEVEL 05 ~$10B Total Addressable Market MeridianLink serves nearly the entire consumer lending wallet with significant opportunity to expand across the entire addressable market Loan Origination(1) Portfolio & Lending Performance Account Opening & Point-of-Sale Collections Data Access: Consumer Data & CRA Enablement Source: Cornerstone Advisors. (1) Loan origination market size is inclusive of consumer, mortgage, and commercial loan origination.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 9 Financial Institutions are Projecting Demonstrable Software Spend (1) IDC, Worldwide Public Cloud Services Spending, October 2020. (2) EY Global Banking Outlook 2018. Material software investment growth to drive required digitalization and optimization – empowering CUs and community banks to more effectively compete with tier 1 banks ~$10B ~$19B $8. 0 $10 .0 $12 .0 $14 .0 $16 .0 $18 .0 $20 .0 2019E 2024E Financial services U.S. SaaS spend is expected to double(1) Global banks are prioritizing digital transformation(2) 85% Of global banks surveyed in 2018 cited implementation of a digital transformation program as a key business priority 60%+ Of global banks intend to increase investment in cloud technology

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 10 End-to-End Origination Platform Account Opening Software Collections Software Data Verification Point-of- Sale System Analytics & Business Intelligence FIsBorrowers Personal Loan Credit Card Checking / Savings Mortgage Home Equity Small Business Auto Loan Mortgage & Consumer Loan Origination Software (“LOS”) Certificates of Deposits Partner Marketplace We sit at the center of the financial institution ecosystem, enabling the customer’s journey beginning at account opening

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 11 Financial Institutions are Challenged to Automate Consumer Lending Numerous Consumer Channels Disparate Systems Financial Institution Online Point-of-Sale Mobile Branch Indirect Retail Call Center Lead Generation Verification Origination Credit Agencies Analytics Core Processing Collections Consumer Loans Mortgage Loans Deposit Accounts Deeply complex market plagued with disorganization requiring automation and integration to ensure efficiency

The Consumer Lending Platform

MeridianLink has built a comprehensive suite of mission-critical solutions for financial institutions to optimize complexity



Complete Omni-Channel Experience
Online
Mobile
Point-of-Sale
Branch
Indirect
Retail
Call Center
meridianlink opening
meridianlink portal
meridianlink
✓ Captures consumer wallet
✓ Accelerates loan process
✓ Drives financial institution revenue
Financial Institution
BANK
Core Processing
meridianlink marketplace
meridianlink consumer
meridianlink mortgage
meridianlink creditAPI
meridianlink mortgage credit link
meridianlink insight
meridianlink consulting
meridianlink collect
Streamlines & Automates Mission-Critical Systems
Lead Generation
Origination
Verification
Credit Agencies
Analytics
Collections

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink
12

Purpose-Built, Consumer Lending Software Suite

Serving both Financial Institutions and CRA customers

Lending Solutions

Product	Description	Product	Description
Consumer LOS meridianlink consumer	Consumer loan origination system and digital lending platform ensuring a frictionless consumer UI	Collections Software meridianlink collect	Robust, powerful, easy-to-use collection platform that maximizes efficiency and minimizes cost
Mortgage LOS meridianlink mortgage	SaaS-based mortgage loan origination software designed to optimize the end-to-end process	Business Intelligence meridianlink consulting	360-degree approach: from optimizing day-to-day operations to portfolio projections
White-Label Portal meridianlink portal	White-label application portal maximizing digital lending profit and efficiency	Data Intelligence meridianlink insight	Data intelligence solution delivering intuitive dashboards, reports and powerful exploratory sandbox
Account Opening meridianlink opening	Account opening and deposit software platform for all channels and financial product types	Marketing Automation meridianlink engage	Personalized end-to-end consumer lending, account, and card marketing automation solution

Data Verification Solutions

Product	Description
Credit Verification meridianlink creditAPI	Single API to access credit and verification data from dozens of resellers and servicers
Credit Engine mortgage credit link	Plug-and-play, web-based order fulfillment hub for product ordering
TazWorks A MeridianLink Company	End-to-end technology solution for the background screening industry

Partner Marketplace — meridianlink marketplace

Supports API and SSO integrations from MeridianLink's extensive partner marketplace

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink 13

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 14 The Next-Generation Unified Platform MeridianLink One unifies the financial institution experience with a powerful, integrated mid-market lending solution to originate consumer and mortgage loans Financial Institutions Borrowers Universal Platform Intelligent Cross-Sell Collections Universal Portal Data & Analytics

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 15 MeridianLink’s Democratization of Credit Our platform helps financial institutions bring equity to lending, placing power in the consumer’s hands Easy-to-Use, Digital Platform Includes mortgage, credit card, personal, auto, home equity, and small business loans Real-Time Decisioning Single origination point across channels— mobile, online, branch, call center, indirect, retail, and kiosk Opportunity Across Nearly All Categories of Consumer Lending Comprehensive Debt Wallet Optimization Extends from initial account opening and deposit taking to new loans and collections Informs the customer how to improve their access to credit today and in the future Enables quick credit approval and instant credit usage, so staff have more time to serve clients’ needs Improves Access To Credit

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 16 Multi-Vector Growth Strategy Expand Product Offerings Enhance Partner Marketplace Monetization Add New Logos Capitalize on Organic Volume Growth Robust Pipeline of M&A Opportunities Multiple actionable initiatives to accelerate growth Pursue Unrealized Upsell & Cross-Sell Key Customer Themes Underpinning Growth Paper-to-Digital Transition in Target Market Competition Among Financial Institutions

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 17 Successful Upsell & Cross Sell 2016 2021 2016 2021 $382k $518kCredit Union #2 (~$1.4B Asset Size) 2016 2021 $34k $341k 2016 2021 $29k $185k6.4x Growth Credit Union #1 (~$500M Asset Size) Credit Union #3 (~$3.4B Asset Size) Credit Union #4 (~$1.8B Asset Size) $26k $601k10.2x Growth 23.2x Growth 1.4x Growth 2016 Products 2021 Products 2016 Products 2021 Products 2016 Products 2021 Products 2016 Products 2021 Products Total Revenue from Selected Customers Financial CU

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 18 Targeting New Logos and Expanding the Sweet Spot for Sales Big Game Hunters Multi-Pronged Direct Sales Focused on Market Segments Up-MarketDown-Market Sweet Spot <$100M AUM $1B - $10B AUM 4,600+ FIs $10B+ AUM 125+ FIs900+ FIs $100M - $1B AUM 4,200+ FIs Inside Sales Focused sales strategies to strategically grow FI base up and down market

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 19 Monetizable, Stable Customer Base Diverse customer base with massive embedded whitespace opportunity (1) As of December 31, 2021. Credit Unions Specialty Lending Providers Mortgage Lenders Consumer Reporting Agencies Community Banks Regional or Larger Banks Selected Customers Sub-Verticals Served by over 1,900 customers(1)

Key MeridianLink Value Drivers – Case Studies

Comprehensive platform of SaaS solutions allows us to continually innovate to address customer pain points and further their business objectives

1 REVENUE INCREASES

Drive topline growth and satisfaction:

- Enables a higher volume of consumer loans while providing process efficiencies
- Enhances member experience, driving satisfaction through accurate pricing and the ability to run different scenarios
- Accelerates ability to expand and grow

Pathways Federal Credit Union
~$500M AUM

- Doubled loan volume
- Enabled the Company to underwrite 20% more loans

2 EFFICIENCY IMPROVEMENT

Maximize value-add work:

- Automated reports remove manual work, making it easy to analyze processing times, application workflows and productivity
- Seamless third-party integrations results in a quick and smooth credit reporting process
- Faster loan processing and closing

Kohler Credit Union
~$500M in AUM

- Shortened the time it took from a new account to funded loan from 1 day to as fast as 22 minutes
- Staff that were not familiar with the lending process could complete ~95% of the application without asking a single question

3 COST SAVINGS

Simplify IT landscape:

- Throughput increase leads to time savings and manpower reductions
- Enables clients to replace disparate third-party solutions with a robust in-house solution

CME Federal Credit Union
~$305M AUM

- Saved time using reporting and dashboard flexible functionality because it removed manual work employees were previously doing

4 RISK REDUCTION

Reduce operational, regulatory and credit risk:

- Reduce operational risk (human error) from workflow and automation
- Mitigate regulatory risk; capture and report required data
- Enable red-flag notifications and hard stops to prevent potential threats during the loan process

Premium Credit Bureau
~40,000 Credit Reports per Year

- Enabled to track and implement compliance changes and industry standards

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink
20

Competitive Landscape

Fragmented competitive landscape with numerous legacy solutions

The MeridianLink Solution

- Core competency and focus
  - Leading consumer lending software
  - Robust Partner Marketplace
  - Track record of innovation
  - Modern, scalable, web-based SaaS software
- Comprehensive and Integrated
  - Powerful loan decision engine
  - Full digital lending solution
  - Integrated capabilities for CRAs to meet complex data delivery requirements



Consumer Loan Origination
FIS
Fiserv
Jack Henry & Associates
nCino
Q2
Temenos
CU Direct
Sync1 Systems
meridianlink
Mortgage Loan Origination
Calyx
Ellie Mae
Mortgage Cadence
Black Knight
Data Verification
CoreLogic
CBC Innovis
Checkr
HireRight
Core Providers
Point Solutions
Homegrown Solutions

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink 21

Compelling Financial Story

Robust financial profile delivering growth at scale

Demonstrable Scale

$281.5M	$197.0M	$84.5M
Total Revenue	Lending Solutions Revenue	Data Verification Solutions Revenue

Attractive Growth

9%	16%	(3)%
Total Revenue Growth	Lending Solutions Revenue Growth	Data Verification Solutions Revenue Growth

Strong Margin Profile

87%	71%	40%
Subscription Fee Revenue	Adj. Gross Margin(1)	Adj. EBITDA Margin(1)

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink

Note: Financial data as of the LTM period ending September 30, 2022.
(1) Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin, please refer to the Appendix.

22

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 23 Revenue & Pricing Model Overview Continuous monetization opportunities Note: Financial data as of the LTM period ending September 30, 2022. RECURRING & TRANSACTIONAL Fees per application or per closed loan (depending on module) with minimums based on application volume • Typically are multi-year contracts with an initial term of three years (non-cancellable without penalty) • For non-mortgage consumer loans, (including personal loans, auto loans, and credit cards), customers pay per- application, regardless of whether the application is accepted or denied ONE-TIME & RECURRING Deployment fees (setup / annual) and revenue share per partner ONE-TIME & RECURRING Setup and implementation fees; managed services; training SUBSCRIPTION FEES PROFESSIONAL SERVICES Other 87% 10% 3%

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 24 Lending Revenues Have Shown Continued Growth at Scale Lending Solutions Revenue Data Verification Solutions Revenue LTM Q3’22A Total Revenue: $282M % YoY Lending Revenue Growth¹ Revenue from Mortgage Loan Market % of Total Revenue % of Lending Software Solutions % of Data Verification Software Solutions 2020 LTM 3Q’22A 12% 93% 7% 66% Mortgage Contribution to Revenue ($ millions) (1) YoY Growth is calculated as either the LTM quarter or fiscal year financial performance divided by financial performance of the same LTM quarter a year earlier or previous fiscal year minus one.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 25 Recurring Revenue Growth at Scale Total Revenue Quarterly Revenue Breakdown ($ millions) ($ millions) % Subscription Professional Services OtherSubscription Fees Lending Software Solutions Revenue Data Verification Software Solutions Revenue Historical Financials (1) YoY Growth is calculated as current quarter financial performance divided by financial performance of the same quarter a year earlier minus one.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 26 Mortgage Loan Market Contribution to Revenue Lending Software Solutions Data Verification Software Solutions Revenue from Mortgage Loan Market ($ millions) ($ millions)

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 27 Strong Margin Profile Adj. Gross Profit Adj. EBITDA ($ millions) ($ millions) Adj. Gross Profit Adj. Gross Profit Margin Adj. EBITDA Adj. EBITDA Margin Note: Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin, please refer to the Appendix.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 28 Capitalizing on Operating Leverage and Investing in Growth Adj. Sales & Marketing Adj. Research & Development Adj. General & Administrative ($ millions) ($ millions) ($ millions) S&M % of Revenue R&D % of Revenue G&A % of Revenue Note: Adj. Sales & Marketing, Adj. Research & Development, and Adj. General & Administrative expenses are non-GAAP measures. For a definition and reconciliation of non-GAAP operating expenses, please refer to the Appendix.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 29 Q3 2022 Performance ($ in thousands) Q3 2022A Q3 2021A Delta Consolidated Statements of Operations Data Revenue $71,754 $67,367 $4,387 Gross profit 43,939 40,681 3,258 % Gross margin 61.2% 60.4% 0.8% Net income (loss) (2,894) (21,446) 18,552 % Net income (loss) margin (4.0)% (31.8)% 27.8% Non-GAAP Financial Data Adj. EBITDA(1) 25,797 30,989 (5,192) % Adj. EBITDA margin(1) 36.0% 46.0% (10.0)% (1) Adj. EBITDA and Adj. EBITDA margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA and Adj. EBITDA margin, please refer to the Appendix. Adj. EBITDA margin is defined as our Adj. EBITDA for a particular period divided by our revenues for the same period and expressed as a percentage. Note: This financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 30 Guidance Update Guidance Update(1) Three Months Ended December 31, 2022 Year Ended December 31, 2022 ($ in thousands) Q4 2021A Low (Estimated) High (Estimated) 2021A Low (Estimated) High (Estimated) Revenue $64,024 $65,000 $67,000 $267,676 $282,500 $284,500 % Growth 19% 2% 5% 34% 6% 6% Adj. EBITDA(1) 24,639 19,000 21,000 123,371 107,000 109,000 % Growth (13)% (23)% (15)% 18% (13)% (12)% % Margin(2) 38% 29% 31% 46% 38% 38% Note: This financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto. (1) Guidance Update exclusive of the OpenClose acquisition. (2) Adj. EBITDA and Adj. EBITDA margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA and Adj. EBITDA margin, please refer to the Appendix. Adj. EBITDA margin is defined as our Adj. EBITDA for a particular period divided by our revenues for the same period and expressed as a percentage.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 31 Long-Term Target Operating Model Metric FY 2019 FY 2020 FY 2021 Long-Term Target Gross Margin 69.0% 70.7% 66.5% 74% – 76% Adj. Gross Margin (ex- Amort of Developed Technology)(1) 74.2% 75.3% 73.6% 77% – 79% S&M as a % of Revenue 6.3% 4.7% 6.8% 8% – 10% R&D as a % of Revenue 10.5% 9.4% 13.6% 14% – 16% G&A as a % of Revenue 39.0% 27.4% 31.8% NA Adj. G&A as a % of Revenue(1) 17.9% 10.7% 12.2% 8% – 9% Adjusted EBITDA Margin(1) 42.2% 52.5% 46.1% 43% – 48% (1) Adj. Gross Margin (ex-Amort of Developed Technology), Adj. G&A, and Adj. EBITDA Margin are non-GAAP measures. For a definition and reconciliation of Adj. Gross Margin (ex-Amort of Developed Technology), G&A (ex-D&A), and Adj. EBITDA Margin please refer to the Appendix.

Unique Investment Opportunity: Summary Investment Highlights

1. **A leading SaaS solutions provider** supported by strong **secular tailwinds** and high-growth **~$10B TAM**
2. Comprehensive suite of **mission-critical solutions** that address financial institutions' pain points and **accelerate digitalization objectives**
3. Deep relationships with best-in-class financial institutions and **measurable ROI to clients**
4. **Attractive financial profile**, combining robust Adj. EBITDA margins with strong revenue growth
5. **Significant growth opportunities** driven by end-market expansion and substantial monetization opportunities through cross-sell and Partner Marketplace
6. Led by an **experienced management team** supported by a strong company culture and valued employees

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink
32

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. CONFIDENTIAL Appendix © 20 2 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 34 Disclaimer To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non- GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided: • Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation and amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, lease termination charges, and deferred revenue reductions from purchase accounting for acquisitions prior to 2022 • Non-GAAP operating income (loss): GAAP operating income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs • Non-GAAP net income (loss): GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs • Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology • Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and depreciation and amortization • Free cash flow: GAAP cash flow from operating activities plus GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software) Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are posted as part of this earnings release on our website. No reconciliation is provided with respect to certain forward- looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Financial Reconciliations

Non-GAAP Adjusted EBITDA

Fiscal Year Ending December 31st ($ in thousands)	2020A	2021A	Q3 2022A
Reconciliation of Net Loss to Adjusted EBITDA[1]			
Net income (loss)	$9,151	($9,996)	($2,894)
(+) Interest expense, net	34,686	32,615	6,855
(+/-) Tax expense	1,792	5,141	890
(+) Depreciation & amortization	40,199	50,453	13,370
(+) Share-based compensation expense	2,841	30,736	7,253
(+) Employer payroll taxes on employee stock transactions	–	95	182
(+) Expenses associated with IPO	395	424	–
(+) Sponsor and third-party acquisition related costs	3,579	2,348	163
(+) Loss on debt prepayment	–	9,944	–
(+) Deferred revenue reduction from purchase accounting	851	733	60
(+) Impairment of trademarks	5,362	–	0
(+) Lease termination charges	5,755	879	0
Adjusted EBITDA[1]	**$104,611**	**$123,372**	**$25,879**
Net income (loss) margin	*5%*	*(4)%*	*(4)%*
Adjusted EBITDA margin[2]	*52%*	*46%*	*36%*

(1) We define Adj. EBITDA as net income (loss) before interest expense, taxes, depreciation, amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, impairment of trademarks, lease termination charges, and deferred revenue reductions from purchase accounting.

(2) Adj. EBITDA margin is defined as our Adj. EBITDA for a particular period divided by our revenues for the same period and expressed as a percentage.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

35

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 36 Financial Reconciliations (Cont’d) ($ in thousands) 2020A 2021A Q3 2022A Revenues, net $199,340 $267,676 $71,754 Cost of revenue 58,354 89,622 27,815 (-) Share-based compensation expense 180 6,478 1,352 (-) Employer payroll taxes on employee stock transactions – 3 67 (-) Amortization of developed technology 8,874 12,519 4,004 Non-GAAP cost of revenue 49,300 70,622 22,392 Non-GAAP gross profit $150,040 $197,054 $49,362 Non-GAAP gross margin 75% 74% 69% Non-GAAP Gross Margin ($ in thousands) 2020A 2021A Q3 2022A Net income (loss) $9,151 ($9,996) ($2,894) (+) Share-based compensation expense 2,841 30,736 7,253 (+) Employer payroll taxes on employee stock transactions – 95 182 (+) Sponsor and third-party acquisition related costs 3,579 2,348 163 Non-GAAP net income $15,571 $23,183 $4,704 Non-GAAP basic net income per share $0.30 $0.36 $0.06 Non-GAAP diluted net income per share 0.29 0.35 0.14 Weighted average shares used to compute Non-GAAP basic net income per share 51,153,041 63,813,770 80,659,320 Weighted average shares used to compute Non-GAAP diluted net income per share 53,840,116 67,130,479 32,543,631 Non-GAAP net income margin 8% 9% 7% Non-GAAP Net Income

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 37 Financial Reconciliations (Cont’d) ($ in thousands) 2020A 2021A Q3 2022A Sales and marketing $9,371 $18,122 $6,311 (-) Share-based compensation expense 370 2,247 639 (-) Employer payroll taxes on employee stock transactions – 11 17 Non-GAAP sales and marketing $9,001 $15,864 $5,655 % of revenue 5% 6% 8% Non-GAAP Sales and Marketing Expense ($ in thousands) 2020A 2021A Q3 2022A Research and development $18,691 $36,336 $11,518 (-) Share-based compensation expense 339 7,453 2,092 (-) Employer payroll taxes on employee stock transactions – 8 56 Non-GAAP research and development $18,352 $28,875 $9,370 % of revenue 9% 11% 13% Non-GAAP Research and Development Expense ($ in thousands) 2020A 2021A Q3 2022A General and administrative $54,640 $85,160 $21,423 (-) Share-based compensation expense 1,952 14,558 3,170 (-) Employer payroll taxes on employee stock transactions – 73 42 (-) Depreciation expense 2,516 2,303 577 (-) Amortization of intangibles 28,809 35,631 8,789 Non-GAAP general and administrative $21,363 $32,595 $8,845 % of revenue 11% 12% 12% Non-GAAP General and Administrative Expense

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 38 Balance Sheet Highlights ($ in thousands) 2020A 2021A Q3 2022A Total current assets $72,174 $147,956 $190,328 Property and equipment, net 7,600 5,989 5,044 Intangible assets, net 328,032 298,597 279,548 Other assets 555,899 573,351 589,079 Total assets $963,705 $1,025,893 $1,063,999 Total current liabilities $152,801 $43,848 $58,002 Long-term debt, net of debt issuance costs 516,877 425,371 423,599 Other liabilities 543 396 1,905 Total liabilities $670,221 $469,615 $483,506 Preferred stock $319,913 – – Stockholders’ equity/members’ deficit (26,429) 556,278 580,493 Total preferred units and stockholders’ equity/members’ deficit $293,484 $556,278 $580,493 Total liabilities, preferred units, and stockholders’ equity/members’ deficit $963,705 $1,025,893 $1,063,999

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 39 Net Leverage ($ in thousands) 2020A 2021A Q3 2022A Term loan – $435,000 $432,825 First lien $406,255 – – Second lien 125,000 – – Paycheck Protection Program loan 2,142 – – Total principal payments due 533,397 435,000 432,825 (-) Debt issuance costs 13,565 7,490 5,860 (-) Cash and cash equivalents 37,739 113,645 115,752 Net Leverage $482,093 $313,865 $311,213 LTM Adjusted EBITDA 104,611 123,372 112,585 Leverage multiple 4.6x 2.5x 2.8x

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 40 InvestorRelations@meridianlink.com © 20 2 MERIDIANLINK, INC. ALL RIGHTS RESERVED.